                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K/A
                                Amendment No. 1

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported):  APRIL 1, 1998


                             ULTRADATA CORPORATION

             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE

                 (State or Other Jurisdiction of Incorporation)

           0-27468                          94-2746681
     (Commission File Number)   (I.R.S. Employer Identification Number)

             5000 FRANKLIN DRIVE, PLEASANTON, CALIFORNIA 94588-3354

             (Address of Principal Executive Offices)    (Zip Code)

                                 (510) 463-8356

              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.    EXHIBITS

     (c)  The following exhibits are filed herewith:


EXHIBIT NO.                                            DESCRIPTION OF EXHIBIT
-----------                                            ----------------------
     16.01               Letter from KPMG Peat Marwick LLP dated April 8, 1998 regarding its concurrence with the statements made by the Company in this current report on Form 8-K concerning the dismissal of KPMG Peat Marwick LLP.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 16, 1998              ULTRADATA CORPORATION



                                    By:  /s/ Robert J. Majteles
                                         ----------------------
                                         Robert J. Majteles,
                                         President and Chief Executive Officer

                               INDEX TO EXHIBITS
                               -----------------


EXHIBIT NO.                                            DESCRIPTION OF EXHIBIT
-----------                                            ----------------------
     16.01               Letter from KPMG Peat Marwick LLP dated April 8, 1998 regarding its concurrence with the statements made by the Company in this current report on Form 8-K concerning the dismissal of KPMG Peat Marwick LLP.